UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on March 19, 2026, Collegium Pharmaceutical, Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Corium Therapeutics Holdings, LLC, a Delaware limited liability company (“Commave Seller”), and Corium, LLC, a Delaware limited liability company (“Corium Seller” and together with Commave Seller, the “Seller Parties”). On May 12, 2026, pursuant to the Purchase Agreement, the Company completed the acquisition (the “Closing”) of (i) all of the issued and outstanding limited liability interests of GPC Commave Holding, LLC, a Delaware limited liability company (“GPC”) from Commave Seller, and (ii) all of the issued and outstanding limited liability interests of Commave Sub, LLC, a Delaware limited liability company from Corium Seller. Upon the Closing, the Company acquired AZSTARYS®, a central nervous system stimulant prescription medicine used for the treatment of Attention-Deficit/Hyperactivity Disorder, in people 6 years of age and older.

The aggregate consideration paid by the Company at the Closing pursuant to the Purchase Agreement was approximately $650 million in cash (subject to customary adjustments for net working capital, indebtedness, cash, and transaction expenses), which was funded by approximately $350 million of the Company’s existing cash on hand and $300 million from a delayed draw term loan which is part of the syndicated credit facility announced by the Company in December 2025. The Company may also pay Commave Seller up to $135 million in additional consideration if AZSTARYS achieves certain future commercial and manufacturing milestones.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on March 19, 2026, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Inducement Plan

On May 11, 2026, the Company’s board of directors adopted the Company’s 2026 Inducement Plan (the “Inducement Plan”), pursuant to which the Company may grant non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, unrestricted stock awards, and dividend equivalent rights with respect to an aggregate of 325,000 shares of the Company’s common stock, par value $0.001 per share. Awards under the Inducement Plan may only be granted to new employees who were not previously an employee or director of the Company or are commencing employment with the Company following a bona fide period of non-employment, in either case, as an inducement material to the individual’s entering into employment with the Company. In accordance with Nasdaq Listing Rule 5635(c)(4), the Company did not seek approval of the Inducement Plan by its stockholders.

The foregoing description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the Inducement Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Leadership Changes

On May 11, 2026, the Company announced that Scott Dreyer, Executive Vice President and Chief Commercial Officer of the Company will depart from his positions at the Company effective August 30, 2026. Mr. Dreyer’s departure will be treated as a termination without cause pursuant to the terms of his existing employment agreement with the Company.

On May 11, 2026, the Company also announced that Thomas Smith, M.D., Executive Vice President and Chief Medical Officer of the Company will depart from his positions at the Company following a transition period during which the Company will conduct a search for his successor. Dr. Smith’s departure will be treated as a termination without cause pursuant to the terms of his existing employment agreement with the Company.

Item 7.01	Regulation FD Disclosure.

On May 12, 2026, the Company issued a press release announcing the Closing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this item and Exhibit 99.1 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this item or Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1*^	Equity Purchase Agreement, dated as of March 19, 2026, by and among the Company, Corium Therapeutics Holdings, LLC, and Corium, LLC.
10.1	Collegium Pharmaceutical, Inc. 2026 Inducement Plan
99.1	Press Release, dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

^ Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2026	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
		Name:	Colleen Tupper
		Title:	Executive Vice President and Chief Financial Officer